                      Limited Term New York Municipal Fund
                         Oppenheimer AMT-Free Municipals
                            Rochester Fund Municipals

                       Prospectus Supplement dated December 19, 2007

This supplement amends the Prospectus of each of the above referenced funds (each a "Fund")
and is in addition to any other supplement(s). Effective January 1, 2008, the Prospectus of each Fund is amended as follows:

1.    The section titled "What is the Minimum Amount You Must Invest?" is amended by adding the following bullet point to the end of that section:

o     The minimum purchase amounts listed do not apply to omnibus accounts.

2.    The first paragraph of the section titled "Can you Reduce Class A Sales Charges -
   Rights of Accumulation" is deleted in its entirety and replaced by the following:

o     Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class B or, Class C shares of the
       Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on
       which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts
       (including IRAs, 403(b) plans and advisor sold Section 529 plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and
       Single K Plans for the benefit of a sole proprietor). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of
       Accumulation. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

3.    The section titled "Can you Reduce Class A Sales Charges - Rights of Accumulation" is
   amended by adding the following paragraph to the end of that section:

      Beginning on January 1, 2008, investors may also count Class A, Class B, Class
      C, Class G and Class H unit purchases in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program
      Distributor, to determine which Class A sales charge will apply to a current
      Class A share purchase. You must notify the Distributor or your current intermediary of any qualifying 529 plan holdings.

4.    The section titled "Can you Reduce Class A Sales Charges - Letters of Intent" is
   amended to reflect that purchases made before the date of submitting a Letter of Intent will not be counted towards satisfying the purchases specified in the Letter. The Letter of Intent period will begin on the date of the first purchase following the submission of the Letter and will run for 13 months.

5.    The section titled "Can you Reduce Class A Sales Charges - Letter of Intent" is
   amended by adding the following paragraph to the end of that section:

      Beginning on January 1, 2008, investors may also count Class A, Class B, Class
      C, Class G and Class H unit purchases in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program
      Distributor, in determining the share purchases that qualify for a Letter of
      Intent. You must notify the Distributor or your current intermediary of any qualifying 529 plan holdings.

6.    The section titled "Reinvestment Privilege" is amended by adding the following sentence to the end of that section:

      This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

7.    The section titled "How to Sell Shares - Checkwriting" is amended by deleting the fourth bullet point in its entirety and replacing it with the following:

o     All checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including existing checks that indicate a $100 minimum.

December 19, 2007                                          PS0000.037